Commitments	12 Months Ended
Dec. 31, 2013
Commitments and Contingencies Disclosure [Abstract]
Commitments
Commitments

The principal raw materials required for the Company’s steel manufacturing operations are iron ore, coal, coke, chrome, nickel, silicon, manganese, zinc, limestone, and carbon and stainless steel scrap.  The Company also uses large volumes of natural gas, electricity and industrial gases in its steel manufacturing operations.  In addition, the Company purchases carbon steel slabs from other steel producers to supplement the production from its own steelmaking facilities.  The Company makes most of its purchases of iron ore, coal, coke and industrial gases at negotiated prices under annual and multi-year agreements.  The iron ore agreements typically have a variable-price mechanism by which the price of iron ore is adjusted quarterly, based on reference to a historical iron ore index. The Company typically makes purchases of carbon steel slabs, carbon and stainless steel scrap, natural gas, a majority of its electricity, and other raw materials at prevailing market prices, which are subject to price fluctuations in accordance with supply and demand.  The Company enters into financial instruments designated as hedges with respect to some purchases of energy and certain raw materials, the prices of which may be subject to volatile fluctuations.

The Company has entered into long-term purchase agreements with affiliates of SunCoke to purchase approximately 1.1 million tons of metallurgical grade coke annually for use in the Company’s blast furnaces at Ashland and Middletown Works. Approximately half of this total will be supplied from SunCoke Middletown, a consolidated variable interest entity.  The Company also will benefit under those agreements from electricity co-generated from the production of the coke.

At December 31, 2013, commitments for future capital investments totaled approximately $24.1, all of which are expected to be incurred in 2014.